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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 7, 2001


                             MEDICAL ASSURANCE, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                                  001-12129                             63-1137505
(State or other jurisdiction of                 Commission File No.)                      (IRS Employer
         incorporation)                                                                Identification No.)

                 100 Brookwood Place, Birmingham, Alabama 35209
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (205) 877-4400

          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER MATTERS.

         On June 7, 2001, Medical Assurance issued a press release regarding the final calculation of the portfolio adjustment amount to be paid to holders of Professionals Group, Inc. common stock upon completion of the proposed consolidation of Medical Assurance and Professionals Group.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of Business Acquired.
                  Not applicable.

         (b)      Pro Forma Financial Information.
                  Not applicable.

         (c)      Exhibits.


Exhibit Reference Number                     Exhibit Description
------------------------                     -------------------
        99.1                        Medical Assurance, Inc.'s press release
                                    dated June 7, 2001.*

-------------------
*    Filed herewith


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MEDICAL ASSURANCE, INC.



Date:    June 7, 2001              By: /s/ James J. Morello
                                      -----------------------------------------
                                   Name:  James J. Morello
                                   Its:   Treasurer and Chief Financial Officer